UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934
August 8, 2024
Date of Report (Date of earliest event reported)

Pitney Bowes Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-3579	06-0495050
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3001 Summer Street
Stamford, Connecticut 06926
(Address of principal executive offices)

(203) 356-5000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $1 par value per share	PBI	New York Stock Exchange
6.70% Notes due 2043	PBI.PRB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On August 8, 2024, certain subsidiaries of Pitney Bowes Inc. (the “Company”) entered into a series of transactions designed to facilitate an orderly wind-down of the Company’s Global Ecommerce reporting segment. In connection with the wind-down, an affiliate of Hilco Commercial Industrial, LLC (“Hilco”) subscribed for 81% of the voting interests in DRF Logistics, LLC, an entity holding a substantial majority of the Global ecommerce segment’s assets and operations (such entity, together with its subsidiary, DRF, LLC, the “Ecommerce Debtors”), for de minimis consideration (the “GEC Sale”), with a subsidiary of the Company retaining 19% of the voting interests and 100% of the economic interests in DRF Logistics, LLC. The subscription was effected by a limited liability company agreement (the “LLCA”), which provides that the board of DRF Logistics, LLC will be managed by two independent initial managers. Pursuant to the LLCA, managers can be appointed or removed by vote of the majority of the voting interests in DRF Logistics, LLC. Under the LLCA, any action taken by the board of managers shall serve to bind DRF Logistics, LLC and such board shall have such authority, rights and powers to manage DRF Logistics, LLC. Subsequent to the GEC Sale, the Ecommerce Debtors, at the direction of their own governing bodies, filed petitions to commence Chapter 11 bankruptcy cases and conduct an orderly wind-down of the Ecommerce Debtors (the “Ecommerce Chapter 11 Cases”). The Company and its remaining subsidiaries did not file for Chapter 11 protection and will continue to operate their respective businesses as usual.

The foregoing description is intended to be a summary only and is qualified in its entirety by reference to the full text of the LLCA, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

The Restructuring Support Agreement
On August 8, 2024, the Company entered into a Restructuring Support Agreement (together with all exhibits and schedules thereto, the “RSA”) with the Ecommerce Debtors, which contemplates the filing of the Ecommerce Chapter 11 Cases and a chapter 11 plan (the “Plan”) to implement the orderly wind-down of the Ecommerce Debtors. Capitalized terms used but not defined herein have the meanings ascribed to them in the RSA.

The RSA, including the Plan, other ancillary agreements, and the DIP Facility (as defined below) contemplate, among other things:
•
an orderly wind-down of the Ecommerce Debtors and recovery for creditors commensurate with the success of the Ecommerce Debtors’ ability to liquidate their assets and repay the DIP Facility (as defined below);

•
the continued provision of shared services between the Company and the Ecommerce Debtors, including shared insurance coverage and use of employees, through September 9, 2024, subject to extension by mutual agreement, but in no event beyond November 29, 2024, in exchange for consideration;

•
a global settlement between the Company and the Ecommerce Debtors, including (among other things) a release of claims the Ecommerce Debtors may have against the Company, which release remains subject to approval of the Bankruptcy Court; and

•
a senior secured, superpriority debtor-in-possession financing facility (the “DIP Facility”) comprised of a multi-draw debtor-in-possession term promissory note between PBIH as lender (the “DIP Lender”) and DRF Logistics, LLC, as borrower, in an aggregate principal amount of up to approximately $45 million (contingent upon the Bankruptcy Court’s approval).

The foregoing description of the Restructuring Support Agreement and the transactions and documents contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Restructuring Support Agreement as filed as Exhibit 10.2 hereto and incorporated by reference herein.

The Settlement and Release Agreement

On August 8, 2024, the Company entered into a Settlement and Release Agreement (the “SRA”) with the Ecommerce Debtors, the Company and a subsidiary of the Company. The SRA contemplates the separation of the relationship and transactions among the Company and its subsidiaries, on the one hand, and the Ecommerce Debtors on the other, including the settlement and release by each party of certain claims.

The foregoing description of the SRA and the transactions and documents contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Restructuring Support Agreement as filed as Exhibit 10.3 hereto and incorporated by reference herein.

Credit Agreement Amendment and Note Purchase Agreement Amendment

In connection with the Ecommerce Chapter 11 Cases, on August 8, 2024, the Company entered into (i) the Seventh Amendment (the “Credit Agreement Amendment”) to the Credit Agreement, dated as of November 1, 2019, by and among the Company, the certain subsidiaries of the Company party thereto, the lenders and issuing banks party thereto and JPMorgan Chase Bank, N.A., as administrative agent (the “Credit Agreement”) and (ii) the First Amendment (the “NPA Amendment” and, together with the Credit Agreement Amendment, the “Amendments”) to the Note Purchase Agreement, dated as of July 31, 2023 (the “NPA”), by and among the Company, as issuer, the noteholders party thereto (including funds managed by Oaktree Capital Management, L.P.) and Alter Domus (US) LLC, as noteholder representative.

The Amendments make certain changes to the Credit Agreement and the NPA including: (i) releasing the Ecommerce Debtors from their obligations under the Credit Agreement and NPA, (ii) releasing the Ecommerce Debtors from any and all liens, guarantees and other encumbrances under the Credit Agreement and NPA, (iii) permitting the transactions contemplated by the Ecommerce Restructuring (as defined in the Amendments), including the provision of the DIP Facility to the Ecommerce Debtors, (iv) modifying the definition of consolidated EBITDA to remove historical results of the Global Ecommerce business and exclude costs incurred in connection with the Ecommerce Restructuring and (v) modifying certain collateral related terms and negative covenants. In addition, the Credit Agreement Amendment reduces the total aggregate amount of revolver commitments available to be borrowed from $500 million to $400 million.

The foregoing descriptions of the Amendments do not purport to be complete and are qualified in their entirety by reference to the Amendments, copies of which are attached as Exhibits 10.4 and 10.5, to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the Amendment is incorporated herein by reference.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the Amendment is incorporated herein by reference.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

The employment of James Fairweather as Executive Vice President and Chief Innovation Officer at the Company will end, effective April 1, 2025 (the “Separation Date”).

In connection with Mr. Fairweather’s separation from the Company, Mr. Fairweather executed a Separation and General Release Agreement (the “Separation Agreement”), pursuant to which, and subject to agreement to the terms included therein (including a release), Mr. Fairweather will be eligible to receive a cash payment equal to $582,394, less applicable taxes and withholdings, which amount represents fifty (50) weeks’ worth of Mr. Fairweather’s base salary as in effect immediately prior to the Separation Date (the “Separation Amount”). In addition to the Separation Amount, Mr. Fairweather is also be entitled to a pro-rata annual bonus (subject to his satisfaction of the release agreement requirement), based on company performance, corresponding to the time he serves as Executive Vice President and Chief Innovation Officer in 2025 (the “Pro-Rata Bonus”) and other benefits. The Pro-Rata Bonus, if any, will be paid to Mr. Fairweather when annual bonuses for then-active employees of the Company are paid, but no later than March 15, 2026.

Additionally, under the terms of the Separation Agreement, Mr. Fairweather’s stock options and restricted stock units granted before the Separation date that are at least partially vested or outstanding for year as of the Separation Date will continue to vest and remain exercisable in accordance with the applicable vesting schedules. Upon becoming eligible for retirement, any outstanding stock awards and restricted stock units will immediately vest. The Company will pay a prorated payout for outstanding performance stock units or cash incentive units. Payout will be subject to a schedule based on total completed months of active service through the last day of work.

Over the next several months, Mr. Fairweather will focus on the wind-down of the Global Ecommerce segment and cost restructuring matters for the Company.

The foregoing description is intended to be a summary only and is qualified in its entirety by reference to the full text of the Separation Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.6 and is incorporated herein by reference.

ITEM 7.01	REGULATION FD DISCLOSURE.

In connection with the Ecommerce Chapter 11 Cases, the Company issued a press release on August 8, 2024, a copy of which is attached to this Form 8-K as Exhibit 99.1.

Forward Looking Statements

This Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. The Company’s and the Ecommerce Debtors’ actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors, which could include the following: risks and uncertainties relating to the Ecommerce Chapter 11 Cases including the ability to obtain Bankruptcy Court approval with respect to motions and the Plan in the Ecommerce Chapter 11 Cases and successfully implement the Plan; the effects of the Ecommerce Chapter 11 Cases on the Company and the Ecommerce Debtors and on the interests of various constituents, Bankruptcy Court rulings in the Ecommerce Chapter 11 Cases and the outcome of the Ecommerce Chapter 11 Cases in general, the length of time the Ecommerce Debtors will operate under the Ecommerce Chapter 11 Cases, risks associated with any third-party motions in the Ecommerce Chapter 11 Cases, the potential adverse effects of the Ecommerce Chapter 11 Cases on the Ecommerce Debtors’ liquidity; finalization and receipt of the DIP Facility; satisfaction of any conditions to which the DIP Facility is subject and the risk that these conditions may not be satisfied for various reasons, including for reasons outside of the Company’s or the Ecommerce Debtors’ control; the trading price and volatility of the Company’s common stock as well as other risk factors set forth in the Company’s Annual Report on Form 10-K and Quarterly Reports on From 10-Q filed with the Securities and Exchange Commission. These statements are provided for illustrative purposes only and are based on various assumptions, whether or not identified in this press release, and on the current expectations of the Company’s management. These forward-looking statements are not intended to serve, and must not be relied on by any investor, as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including those identified in the Company’s reports filed with the U.S. Securities and Exchange Commission, and if any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Accordingly, undue reliance should not be placed upon the forward-looking statements.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

10.1

Exhibit Number	Description
10.1	Limited Liability Company Agreement, dated as of August 8, 2024, by and between Pitney Bowes International Holdings, Inc. and Hilco.

10.2	Form of Restructuring Support Agreement, dated as of August 8, 2024, by and between the Company and the Ecommerce Debtors

10.3	Form of Settlement and Release Agreement, dated as of August 8, 2024, by and among (i) DRF Logistics, LLC and DRF, LLC, as proposed debtors and debtors-in-possession and (ii) the Company and Pitney Bowes International Holdings, Inc.

10.4
Seventh Amendment, dated as of August 8, 2024, among Pitney Bowes Inc., the subsidiaries of Pitney Bowes Inc. party thereto, the lenders and issuing banks party thereto, and JPMorgan Chase Bank, N.A., as administrative agent

10.5	First Amendment to the Note Purchase Agreement, dated August 8, 2024, by and among Pitney Bowes Inc., the noteholders party thereto and Alter Domus (US) LLC, as noteholder representative

10.6	Separation and General Release Agreement, dated as of August 7, between the Company and James Fairweather

99.1	Press Release of Pitney Bowes Inc., dated August 8, 2024

104	The cover page Pitney Bowes Inc.’s Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pitney Bowes Inc.

	By:	/s/ Lance Rosenzweig
Name: Lance Rosenzweig
Date: August 8, 2024	Title: Interim Chief Executive Officer